--------------------------------------------------------------------------------






                                   INDENTURE

                         Dated as of February __, 1998

                                    between

                             IAT MULTIMEDIA, INC.

                                      and

                       THE BANK OF NEW YORK, as Trustee

                               ----------------


                                  $11,500,000

                  10% Convertible Subordinated Notes due 2003





--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


ARTICLE ONE

   DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
    ........................................................................................................1

            SECTION 101.              Definitions...........................................................1
            "Act"...........................................................................................2
            "Affiliate".....................................................................................2
            "Authenticating Agent"..........................................................................2
            "Board of Directors"............................................................................2
            "Board Resolution"..............................................................................2
            "Business Day"..................................................................................2
            "Capital Lease Obligations".....................................................................2
            "Change of Control".............................................................................2
            "Commission"....................................................................................3
            "Common Stock"..................................................................................3
            "Company".......................................................................................3
            "Company Request"...............................................................................3
            "Company Order".................................................................................3
            "Corporate Trust Office"........................................................................3
            "Current Market Price"..........................................................................3
            "Default".......................................................................................4
            "Delisted"......................................................................................4
            "Designated Senior Debt"........................................................................4
            "Escrow Account"................................................................................4
            "Exchange Act"..................................................................................4
            "Fair Market Value".............................................................................4
            "GAAP"..........................................................................................5
            "Hedging Obligations"...........................................................................5
            "Holder"........................................................................................5
            "Indebtedness"..................................................................................5
            "Indenture".....................................................................................5
            "Interest Payment Date".........................................................................5
            "Junior Securities".............................................................................5
            "Lien"..........................................................................................6
            "Maturity,".....................................................................................6
            "National Exchange".............................................................................6
            "Notes".........................................................................................6
            "Officer".......................................................................................6
            "Officers' Certificate".........................................................................6
            "Opinion of Counsel"............................................................................6


                                      (i)


            "Outstanding,"..................................................................................6
            "Paying Agent"..................................................................................7
            "Permitted Liens"...............................................................................7
            "Person"........................................................................................8
            "Pledged Collateral"............................................................................9
            "Predecessor Note"..............................................................................9
            "Preferred Stock"...............................................................................9
            "Principal".....................................................................................9
            "Proceeds Pledge and Escrow Agreement"..........................................................9
            "Property"......................................................................................9
            "Redemption Date"...............................................................................9
            "Redemption Price,".............................................................................9
            "Regular Record Date"...........................................................................9
            "Responsible Officer,"..........................................................................9
            "Securities Act"...............................................................................10
            "Senior Indebtedness"..........................................................................10
            "Significant Subsidiary".......................................................................10
            "Special Record Date"..........................................................................10
            "Stated Maturity,".............................................................................11
            "Subsidiary"...................................................................................11
            "Trading Day"..................................................................................11
            "Trustee"......................................................................................11
            "Trust Indenture Act"..........................................................................11
            "U.S. Government Obligations"..................................................................11
            "Vice President"...............................................................................11
   SECTION 102.               Compliance Certificates and Opinions.........................................12
   SECTION 103.               Form of Documents Delivered to Trustee.......................................13
   SECTION 104.               Acts of Holders; Record Dates................................................13
   SECTION 105.               Notices, Etc., to Trustee and Company........................................14
   SECTION 106.               Notice to Holders; Waiver....................................................15
   SECTION 107.               Conflict with Trust Indenture Act............................................15
   SECTION 108.               Effect of Headings and Table of Contents.....................................15
   SECTION 109.               Successors and Assigns.......................................................15
   SECTION 110.               Separability Clause..........................................................16
   SECTION 111.               Benefits of Indenture........................................................16
   SECTION 112.               Governing Law................................................................16
   SECTION 113.               Legal Holidays...............................................................16
   SECTION 114.               Accounting Terms.............................................................16
   SECTION 115.               Incorporation by Reference of Trust Indenture Act............................16

ARTICLE TWO

    NOTE FORMS..............................................................................................17
    SECTION 201.               Forms Generally..............................................................17


                                     (ii)

   SECTION 202.               Form of Face of Note.........................................................17
   SECTION 203.               Form of Reverse of Note......................................................20
   SECTION 204.               Form of Trustee's Certificate of Authentication..............................23
   SECTION 205.               Form of Conversion Notice....................................................23
   SECTION 206.               Form of Option of Holder to Elect Repurchase.................................24
   SECTION 207.               Form of Assignment by Holder.................................................25

ARTICLE THREE

   THE NOTES...............................................................................................26
   SECTION 301.               Title and Terms..............................................................26
   SECTION 302.               Denominations. ..............................................................27
   SECTION 303.               Execution, Authentication, Delivery and Dating...............................27
   SECTION 304.               Temporary Notes..............................................................28
   SECTION 305.               Registration, Registration of Transfer and Exchange..........................28
   SECTION 306.               Mutilated, Destroyed, Lost and Stolen Notes. ................................29
   SECTION 307.               Payment of Interest; Interest Rights Preserved...............................30
   SECTION 308.               Persons Deemed Owners........................................................31
   SECTION 309.               Cancellation.................................................................32
   SECTION 310.               Computation of Interest......................................................32

ARTICLE FOUR

   SATISFACTION AND DISCHARGE..............................................................................32
   SECTION 401.               Satisfaction and Discharge of Indenture......................................32
   SECTION 402.               Release of Paying Agent......................................................33

ARTICLE FIVE

   REMEDIES................................................................................................33
   SECTION 501.               Events of Default............................................................33
   SECTION 502.               Acceleration of Maturity; Rescission and Annulment...........................35
   SECTION 503.               Collection of Indebtedness and Suits for Enforcement by Trustee.
                               ............................................................................36
   SECTION 504.               Trustee May File Proofs of Claim.............................................36
   SECTION 505.               Trustee May Enforce Claims Without Possession of Notes.......................37
   SECTION 506.               Application of Money Collected...............................................37
   SECTION 507.               Limitation on Suits..........................................................38
   SECTION 508.               Unconditional Right of Holders to Receive Principal and Interest
                              And to Convert...............................................................39
   SECTION 509.               Restoration of Rights and Remedies...........................................39
   SECTION 510.               Rights and Remedies Cumulative...............................................39
   SECTION 511.               Delay or Omission Not Waiver.................................................39
   SECTION 512.               Control by Holders...........................................................39



                                     (iii)


   ECTION 513.               Waiver of Past Defaults......................................................40
   ECTION 514.               Undertaking for Costs........................................................40
   ECTION 515.               Waiver of Stay or Extension Laws.............................................40

ARTICLE SIX

   THE TRUSTEE.............................................................................................41
   SECTION 601.               Certain Duties and Responsibilities..........................................41
   SECTION 602.               Notice of Defaults...........................................................42
   SECTION 603.               Certain Rights of Trustee....................................................42
   SECTION 604.               Not Responsible for Recitals or Issuance of Notes............................43
   SECTION 605.               May Hold Notes...............................................................43
   SECTION 606.               Money Held in Trust..........................................................44
   SECTION 607.               Compensation and Reimbursement...............................................44
   SECTION 608.               Disqualification; Conflicting Interests......................................45
   SECTION 609.               Corporate Trustee Required; Eligibility......................................45
   SECTION 610.               Resignation and Removal; Appointment of Successor............................45
   SECTION 611.               Acceptance of Appointment by Successor.......................................46
   SECTION 612.               Merger, Conversion, Consolidation or Succession to Business.
             ..............................................................................................47
   SECTION 613.               Preferential Collection of Claims Against Company............................47
   SECTION 614.               Appointment of Authenticating Agent..........................................47

ARTICLE SEVEN

   HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.......................................................49
   SECTION 701.               Company to Furnish Trustee Names and Addresses of Holders.
             ..............................................................................................49
   SECTION 702.               Preservation of Information; Communications to Holders.......................49
   SECTION 703.               Reports by Trustee...........................................................50
   SECTION 704.               Reports by Company...........................................................50

ARTICLE EIGHT

   CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE....................................................51
   SECTION 801.               Company May Consolidate, Etc., Only on Certain Terms.........................51
   SECTION 802.               Successor Corporation Substituted............................................52

ARTICLE NINE

   SUPPLEMENTAL INDENTURES.................................................................................52
   SECTION 901.               Supplemental Indentures without Consent of Holders...........................52
   SECTION 902.               Supplemental Indentures with Consent of Holders..............................53
   SECTION 903.               Execution of Supplemental Indentures.  ......................................54


                                     (iv)


   SECTION 904.               Effect of Supplemental Indentures............................................54
   SECTION 905.               Revocation and Effect of Consents............................................55
   SECTION 906.               Conformity with Trust Indenture Act..........................................55
   SECTION 907.               Reference in Notes to Supplemental Indentures................................55
   SECTION 908.               Subordination Unimpaired.....................................................55

ARTICLE TEN

   COVENANTS...............................................................................................56
   SECTION 1001.              Payment of Principal and Interest............................................56
   SECTION 1002.              Maintenance of Office or Agency..............................................56
   SECTION 1003.              Money for Note Payments to Be Held in Trust..................................57
   SECTION 1004.              Corporate Existence..........................................................58
   SECTION 1005.              Change of Control............................................................58
   SECTION 1006.              Payment of Taxes and Other Claims............................................60
   SECTION 1007.              Books and Records............................................................60
   SECTION 1008.              Statement by Company as to Compliance or Default.............................60
   SECTION 1009.              Stay, Extension and Usury Laws...............................................61
   SECTION 1010.              Company to Maintain Listing..................................................61

ARTICLE ELEVEN

   REDEMPTION OF NOTES.....................................................................................61
   SECTION 1101.              Right of Redemption..........................................................61
   SECTION 1102.              Applicability of Article.....................................................61
   SECTION 1103.              Election to Redeem; Notice to Trustee........................................62
   SECTION 1104.              Selection by Trustee of Notes to Be Redeemed.................................62
   SECTION 1105.              Notice of Redemption.........................................................62
   SECTION 1106.              Deposit of Redemption Price..................................................63
   SECTION 1107.              Notes Payable on Redemption Date.............................................63
   SECTION 1108.              Notes Redeemed in Part.......................................................64

ARTICLE TWELVE

   CONVERSION OF NOTES.....................................................................................64
   SECTION 1201.              Conversion Privilege.........................................................64
   SECTION 1202.              Conversion Procedure.........................................................64
   SECTION 1203.              Cash Payments in Lieu of Fractional Shares...................................65
   SECTION 1204.              Adjustment of Conversion Price...............................................66
   SECTION 1205.              Effect of Reclassification, Consolidation, Merger or Sale....................71
   SECTION 1206.              Taxes on Shares Issued.......................................................72
   SECTION 1207.              Reservation of Shares; Shares to Be Fully Paid; Compliance with
                              Government Requirements; Listing of Common Stock.............................72
   SECTION 1208.              Responsibility of Trustee....................................................73

                                (v)

   SECTION 1209.              Notice to Holders Prior to Certain Actions...................................73

ARTICLE THIRTEEN

   SUBORDINATION OF NOTES..................................................................................74
   SECTION 1301.              Agreement to Subordinate.....................................................74
   SECTION 1302.              No Payment on Notes in Event of Default on Senior Indebtedness.
             ..............................................................................................74
   SECTION 1303.              Distribution on Dissolution, Liquidation and Reorganization..................75
   SECTION 1304.              Payment to Holders of Senior Indebtedness....................................76
   SECTION 1305.              Subrogation..................................................................77
   SECTION 1306.              Payment on Notes Permitted...................................................77
   SECTION 1307.              Authorization of Holders to Trustee to Effect Subordination..................78
   SECTION 1308.              Trustee as Holder of Senior Indebtedness.....................................78
   SECTION 1309.              Notices to Trustee...........................................................78
   SECTION 1310.              No Fiduciary Duty by Trustee to Holders of Senior Indebtedness.
             ..............................................................................................79
   SECTION 1311.              Paying Agent Treated as Trustee..............................................79

ARTICLE FOURTEEN

   DEFEASANCE AND COVENANT DEFEASANCE......................................................................79
   SECTION 1401.              Company's Option to Effect Defeasance or Covenant Defeasance.
             ..............................................................................................79
   SECTION 1402.              Defeasance and Discharge.....................................................80
   SECTION 1403.              Covenant Defeasance..........................................................80
   SECTION 1404.              Conditions to Defeasance or Covenant Defeasance..............................80
   SECTION 1405.              Application of Trust Money...................................................83
   SECTION 1406.              Reinstatement................................................................83
   SECTION 1407.              Deposited Money and U.S. Government Obligations to Be Held in
                              Trust; Miscellaneous Provisions..............................................83

ARTICLE FIFTEEN

   COLLATERAL AND SECURITY.................................................................................84
   SECTION 1501.              Proceeds Pledge and Escrow Agreement.........................................84
   SECTION 1502.              Recording and Opinions.......................................................84
   SECTION 1503.              Release of Pledged Securities or Collateral Funds............................85
   SECTION 1504.              Certificate of the Company...................................................86
   SECTION 1506.              Authorization of Actions to Be Taken by the Trustee under the
                              Proceeds Pledge and Escrow Agreement.........................................86
   SECTION 1506.              Authorization of Receipt of Funds by the Trustee under the
                              Proceeds Pledge and Escrow Agreement.........................................86
   SECTION 1507.              Termination of Security Interest.............................................87


                                     (vi)

          RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                  AND INDENTURE DATED AS OF FEBRUARY__, 1998

 Trust Indenture Act Section                               Indenture Section

Section 310(a)(1)                                                   609
                (a)(2)                                              609
                (a)(3)                                       Not Applicable
                (a)(4)                                       Not Applicable
                (a)(5)                                       Not Applicable
                (b)                                                 608, 610
                (c)                                          Not Applicable
Section 311(a)                                                      613
                (b)                                                 613
                (c)                                          Not Applicable
Section 312(a)                                                      701, 702(a)
                (b)                                                 702(b)
                (c)                                                 702(c)
Section 313(a)                                                      703(a)
                (b)                                                 703(a)
                (c)                                                 703(a)
                (d)                                                 703(b)
Section 314(a)                                                      704, 1008
                (b)                                            Not Applicable
                (c)(1)                                              102
                (c)(2)                                              102
                (c)(3)                                              102
                (d)                                            Not Applicable
                (e)                                                 102
                (f)                                            Not Applicable
Section 315(a)                                                      601
                (b)                                                 602
                (c)                                                 601
                (d)                                                 601
                (e)                                                 514
Section 316(a)                                                      101
                (a)(1)(A)                                           502, 512
                (a)(1)(B)                                           513
                (a)(2)                                         Not Applicable
                (b)                                                 508
                (c)                                                 104(c)
Section 317(a)(1)                                                   503
                (a)(2)                                              504
                (b)                                                 1003
Section 318(a)                                                      107

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture

                  INDENTURE, dated as of February __, 1998, between IAT Multimedia, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal executive office at Geschaftshaus Wasserschloss, Aarestrasse 17, CH-5300 Vogelsang-Turgi, Switzerland, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

         WHEREAS, the Company has duly authorized the creation of an issue of up to $11,500,000 aggregate principal amount of its 10% Convertible Subordinated Notes due 2003 (herein called the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.               Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (5) references to Sections or Articles mean Sections or Articles of this Indenture.

         "Act" when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Notes.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

         "Capital Lease Obligations" means, at the time any determination thereof is to be made, the amount of liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

         "Capital Stock" of any Person means the Common Stock or Preferred Stock of such Person. Unless otherwise stated herein or the context otherwise requires, "Capital Stock" means Capital Stock of the Company.

         "Change of Control" means the occurrence of any of the following events after the date of this Indenture: (i) any Person (including, without limitation, any "person" within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company, (b) any Subsidiary, (c) any employee benefit plan of the Company or any Subsidiary and (d) Vertical Financial Holdings Establishment ("Vertical") or its Affiliates) becomes the direct or indirect beneficial owner of shares of Capital Stock representing greater than 50% of the combined voting power of all outstanding shares of Capital Stock entitled to vote in the election of directors under ordinary circumstances, (ii) the Company consolidates with or merges into any other Person and the outstanding Common Stock is changed or exchanged as a result, (iii) the sale, conveyance, transfer or other disposition of, in one transaction or a series of transactions, all or substantially all of the assets of the Company or of the collective assets of the Company and the Subsidiaries to any Person or related group of Persons,
(iv) at any time Vertical ceases to have the right to nominate two persons as members of the management slate for election to the Board of Directors of the Company or ceases to have the right to elect a Co-Chairman or the Chairman of the Company or (v) the Company makes any distribution of cash, Property or securities (other than regular quarterly dividends, Common Stock, Preferred Stock which is substantially equivalent to the Common Stock or rights to acquire Common Stock or Preferred Stock which is substantially equivalent to the Common Stock) to holders of Common Stock, or the Company or any Subsidiary purchases or otherwise acquires Common Stock, and the sum of the Fair Market Value of such cash, Property or securities distributed or Common Stock purchased on the date the same is made, plus the Fair Market Value, when made, of all other cash, Property or securities so distributed and Common Stock so purchased which have occurred during the 12-month period ending on such date, in each case expressed as a percentage of the aggregate Current Market Price of all Common Stock outstanding at the close of business on the last Trading Day prior to the date of such distribution or purchase, exceeds 50%.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means all shares now or hereafter authorized of the class of common stock, par value $.01 per share, of the Company currently authorized and stock of any other class into which such shares may hereafter have been changed.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board, a Co-Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary , of the Company and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered, which, on the date hereof, is located at 101 Barclay Street, Floor 21W, New York, New York 10286.

         "Current Market Price" means, when used with respect to any security as of any date, the last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, of such security in either case as reported for consolidated transactions on the New York Stock Exchange or, if such security is not listed or admitted to trading on the New York Stock Exchange, as reported for consolidated transactions with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, as reported on the Nasdaq National Market, or, if such security is not listed or admitted to trading on the Nasdaq National Market, as reported on the Nasdaq SmallCap Market, or if such security is not listed or admitted to trading on any national securities exchange or the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the high bid and low asked prices of such security in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotations System, the National Quotation Bureau, Inc. or such other system then in use or, if such security is not quoted by any such organization, the average of the closing bid and asked prices of such security furnished by a New York Stock Exchange member firm selected by the Company. If such security is not quoted by any such organization and no such New York Stock Exchange member firm is able to provide such prices, the Current Market Price of such security shall be the Fair Market Value thereof.

         "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

         "Delisted" means that the Common Stock of the Company has ceased to be listed for trading on a National Exchange. "Delisting" has a correlative meaning.

         "Designated Senior Debt" means indebtedness under the lines of credit with Swiss Bank Corporation and Volksbank Sottrum as well as stockholder loans from Klaus-Dirk Sippel and any other Senior Indebtedness the principal amount of which is $10.0 million or more and which has been designated as Designated Senior Debt in an Officer's Certificate.

         "Escrow Account" has the meaning ascribed to it in the Proceeds Pledge and Escrow Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Fair Market Value" means, at any date as to any asset, Property or right (including, without limitation, Capital Stock of any Person, evidences of indebtedness or other securities, but excluding cash), the fair market value of such item as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution; provided, however, that if there is a Current Market Price for such item on such date, "Fair Market Value" means such Current Market Price (without giving effect to the last sentence of the definition thereof).

         "GAAP" means, as of any date, generally accepted accounting principles in the United States and does not include any interpretations or regulations that have been proposed but that have not become effective.

         "Guarantee Agreement" means the bank guaranty of the Company for the benefit of Dr. Alfred Simmet dated November ____, 1997.

         "Hedging Obligations" mean, with respect to any person, the obligations of such person under (i) interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and agreements and arrangements designed to protect such Person against fluctuations in interest rates and (ii) foreign exchange swap agreements, foreign exchange option agreements, foreign exchange futures agreements and other agreements or arrangements designed to protect such Person against fluctuations in foreign currency exchange rates.

         "Holder" means a Person in whose name a Note is registered in the Note Register.

         "Indebtedness" means with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the guarantee by such Person of any indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest, and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

         "Junior Securities" means (a) shares of any and all classes of Capital Stock and (b) securities of the Company which are subordinated in right of payment to Senior Indebtedness at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in Article Thirteen.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "Maturity," when used with respect to any Note, means the date on which the Principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "National Exchange" means the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange.

         "Notes" has the meaning specified in the recitals of the Company.

         "Obligations" means any Principal, interest, penalties, fees indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer" means a Chairman or Co-Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller or the Secretary of the Company.

         "Officers' Certificate" means a certificate signed by a Chairman or Co-Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee and, unless otherwise provided in this Indenture, containing the statements provided for in Section 102; provided, however, that for purposes of Section 1008, "Officers' Certificate" means a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be reasonably acceptable to the Trustee, containing the statements provided for in Section 102.

         "Outstanding," when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company, any Subsidiary or any Affiliate thereof) in trust, in accordance with this Indenture, for the Holders of such Notes and the Trustee or Paying Agent is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture; provided that, such Notes shall continue to be Outstanding until the redemption date or maturity date; and

                  (iii) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the Principal of or interest on any Notes on behalf of the Company.

         "Permitted Liens" means, without duplication, each of the following:

         (i) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or;

         (ii) Liens on property existing at the time-of acquisition thereof by the Company, provided that such Liens were in existence prior to the contemplation of such acquisition;

         (iii) Liens existing on the date of this Indenture;

         (iv) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

         (v) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

         (vi) Liens created pursuant to the Proceeds Pledge and Escrow
Agreement;

         (vii) Liens incurred in the ordinary course of business of the Company with respect to obligations that do not exceed [5.0 million] at any one time outstanding and that (a) are not incurred in connection on with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company;

         (viii) Liens securing the Notes;

         (ix) easements, rights-of-way, zoning and similar restrictions and other similar encumbrances or title defects which, in the aggregate, are not material in amount, and which do not, in any case, materially detract from the value of the property subject thereto (as such property is used by the Company) or interfere with the ordinary conduct of the business of the Company;

         (xi) Liens arising by reason of any judgment, decree or order or any court so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

         (xii) any interest or title of a lessor under any Capital Lease Obligation; and

         (xiii) any extension, renewal or placement, in whole or in part, of any Permitted Lien, provided that any such extension, renewal or replacement shall be no more restrictive in any material respects that the Lien so extended, renewed or replaced and shall not extend to any additional property or assets.


         "Person" means any person or entity of any nature whatsoever, specifically including an individual, firm, company, corporation, limited liability company, partnership, trust, or other entity.

         "Pledged Collateral" means the Collateral (as defined in the Proceeds Pledge and Escrow Agreement) subject to the Proceeds Pledge and Escrow Agreement.

         "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         "Preferred Stock" of any Person means the class or classes of equity, ownership or participation interests (however designated) in such Person, including, without limitation, stock, share, partnership and membership interests, which are preferred as to the payment of dividends or distributions by, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of, such Person (or equivalents thereof) over interests of any other class of interests of such Person. Unless otherwise stated herein or the context otherwise requires, "Preferred Stock" means Preferred Stock of the Company.

         "Principal" of a debt security means the principal of the security plus the premium, if any, on the security. "Principal" shall include, with respect to the Notes, the redemption price or repurchase price, if any, payable thereon.

         "Proceeds Pledge and Escrow Agreement" means the Proceeds Pledge and Escrow Agreement, of even date with this Indenture, by and between the Company and the Trustee governing the disbursement of funds from the Escrow Account.

         "Property" of any Person means any and all types of real, personal, tangible, intangible or mixed property owned by such Person, whether or not included on the most recent consolidated balance sheet of such Person in accordance with GAAP.

         "Redemption Date" when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the date specified in Section 202 as the "Regular Record Date."

         "Responsible Officer," when used with respect to the Trustee, means any vice president assistant vice president, assistant secretary, assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Senior Indebtedness" means the Principal of, premium, if any, and interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not such claim for post-petition interest is allowed in such proceeding) on and all fees and other amounts payable in connection with, the following, whether absolute or contingent, secured or unsecured, due or to become due, outstanding on the date of the Indenture or thereafter created, incurred or assumed: (i) indebtedness of the Company (other than the Notes) to institutional lenders evidenced by credit or loan agreements, notes or other written obligations, (ii) all other indebtedness of the Company other than the Notes, which is (1) for money borrowed or (2) evidenced by a note, security, debenture, bond or similar instrument or guarantee thereof, (iii) obligations of the Company as lessee under capitalized leases and leases of Property made as part of any sale and leaseback transactions; (iv) indebtedness of others of any of the kinds described in the preceding clauses (i), (ii) and (iii) assumed or guaranteed by the Company, including the amounts guaranteed by the Company under the Guarantee Agreement; (v) obligations of the Company under interest rate and currency swaps, caps, floors, collars or similar agreement or arrangements, (vi) all obligations of the Company issued or assumed as the deferred purchase price of Property (but excluding any portion thereof constituting trade accounts payable arising in the ordinary course of business), (vii) all obligations of the Company for reimbursement under any letters of credit to the extent the obligations underlying such letters of credit are Senior Indebtedness under any of clause (i) through (v) above;
(viii) renewals, extensions, modifications, restatements and refundings of, or amendments or supplements to, and indebtedness and obligations of a successor corporation issued in exchange for or in replacement of, indebtedness or obligations of the kinds described in the preceding clauses (i) through (vii). Notwithstanding the foregoing, Senior Indebtedness shall not include (a) any future indebtedness of the kind described in clause (i) or (ii) above if and to the extent such indebtedness is convertible into shares of Common Stock or other equity securities of the Company, and the Notes shall rank pari passu with any such convertible indebtedness unless the instrument creating or evidencing such convertible indebtedness provides that such convertible indebtedness is junior in right of payment to the Notes, (b) indebtedness or amounts owed (except to banks and other financial institutions) for compensation to employees, or for goods or materials purchased or services utilized in the ordinary course of business of the Company or of any other person from whom such indebtedness or amount was assumed or for whom such indebtedness was guaranteed, (c) indebtedness to a Subsidiary or other Affiliate of the Company or (d) indebtedness which by its terms (or the terms of the instrument pursuant to which it is issued) expressly provides that such indebtedness shall not be senior in right of payment to the Notes.

         "Significant Subsidiary" means each Subsidiary that would constitute a "Significant Subsidiary" within the meaning of Rule 1-02 of Regulation S-X of the Commission.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity," when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the Principal of such Note or such installment of interest is due and payable, whether at maturity, upon redemption, upon a Change of Control or otherwise.

         "Subsidiary" of a Person on any date means any other Person, a majority of whose Capital Stock with voting power, under ordinary circumstances, entitling holders of such Capital Stock to elect the board of directors or other governing body of such other Person, is at such date, directly or indirectly, owned by such Person and/or a Subsidiary or Subsidiaries of such Person. Unless otherwise stated herein or the context otherwise requires, "Subsidiary" means a Subsidiary of the Company.

         "Trading Day" means (i) if the applicable security is listed or admitted for trading on a national security exchange, a day on which such exchange is open for business, (ii) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (iii) if the applicable security is not so listed, admitted for trading or quoted, any Business Day.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date or the date any supplemental indenture is executed, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "U.S. Government Obligations" means non-callable (i) direct obligations (or certificates representing an ownership interest in such obligations) of the United States for which its full faith and credit are pledged and (ii) obligations of a Person controlled or supervised by, and acting as an agency or instrumentality of, the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States.

         "Vice President" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

In addition, the following terms are defined in the Sections indicated:

Term                                        Defined in Section

"Aggregate Consideration"                                     1204
"Approvable Shares"                                           1204

"Change of Control Notice"                                    1005
"Change of Control Offer"                                     1005
"Change of Control Payment"                                   1005
"Change of Control Payment Date"                              1005
"Code"                                                        1004
"covenant defeasance"                                         1403
"Conversion Agent"                                            305
"Conversion Price"                                            1201
"Defaulted Interest"                                          307
"Defeasance"                                                  1402
"Defeasance Date"                                             1404
"DTC"                                                         1202
"Event of Default"                                            501
"Excess Issuance"                                             1204
"Nonpayment Default"                                          1302
"Note Register"                                               305
"Note Registrar"                                              305
"Payment Blockage Notice"                                     1302
"Payment Blockage Period"                                     1302
"Trigger Event"                                               1204

SECTION 102.               Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and under this Indenture.

                  Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the Officers' Certificate provided pursuant to Section 1008) shall include

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.               Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered in an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.               Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (d) The ownership of Notes shall be proved by the Note
Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 105.               Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.               Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.               Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act, such required provision shall control.

SECTION 108.               Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.               Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Trustee shall bind its successors and assigns, whether so expressed or not.

SECTION 110.               Separability Clause.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.               Benefits of Indenture.

                  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.               Governing Law.

                  THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

SECTION 113.               Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or Principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114.               Accounting Terms.

                  All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a consistent basis; except as otherwise specifically prescribed herein.

SECTION 115.               Incorporation by Reference of Trust Indenture Act.

                  This Indenture is subject to the mandatory provisions of the Trust Indenture Act, which are incorporated by reference in and made a part of this Indenture. Such provisions shall apply to this Indenture at all times, notwithstanding that at any time or from time to time this Indenture is not required to be qualified under the Trust Indenture Act.

The following Trust Indenture Act terms used in this Indenture have the following meanings:

                           "indenture securities" means the Notes;

                           "indenture security holder" means a Holder;

                           "indenture to be qualified" means this Indenture;

             "indenture trustee" or "institutional trustee" means
                           the Trustee; and

                           "obligor" on the Notes means the Company and any successor obligor on the Notes.

All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act and not otherwise defined herein have the meanings so assigned to them.

                                  ARTICLE TWO

                                  NOTE FORMS

SECTION 201.               Forms Generally.

                  The Notes, the Trustee's certificate of authentication and the Conversion Notice shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.

                  The definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

SECTION 202.               Form of Face of Note.

                             IAT MULTIMEDIA, INC.
                  10% Convertible Subordinated Note due 2003

                                                           CUSIP No.: _________
No___.                                                     $__________________

                  IAT Multimedia, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum of ______________ Dollars on __________, 2003, and to pay interest thereon from _____________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ______________ 1 and _______________ 1 of each year, commencing ____________, or, if any such date is not a Business Day on the next succeeding Business Day (each, an "Interest Payment Date"), at the rate of 10% per annum, until the Principal hereof is paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on ___________ 15 and _______________15, whether or not a Business Day, preceding the respective Interest Payment Date (the "Regular Record Date"). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the Principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest on any Interest Payment Date other than at Maturity may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                             IAT MULTIMEDIA, INC.


                                              By:_________________________

Attest:

By:________________________

Dated:

Authenticated by:

THE BANK OF NEW YORK, as Trustee


By:______________________________

Dated:

SECTION 203.               Form of Reverse of Note.

                  This Note is one of a duly authorized issue of Notes of the Company designated as its 10% Convertible Subordinated Notes due 2003 (herein called the "Notes"), limited in aggregate principal amount to $11,500,000, issued and to be issued under an Indenture, dated as of _________________, 1998 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

                  Conversion. Subject to and upon compliance with the provisions of the Indenture, the Holder of this Note is entitled, at his option, at any time after ______________ [the first anniversary of the date of issuance of the Notes] and prior to the Stated Maturity of the Outstanding Notes on ________, 2003 (provided that, in case this Note or any portion hereof shall be called for redemption prior to such date, such right shall terminate with respect to this Note or portion hereof, as the case may be, so called for redemption on the Business Day next preceding the Redemption Date), to convert the principal amount of this Note (or any portion hereof which is $1,000 or an integral multiple thereof) into shares of Common Stock. The Conversion Price shall be subject to adjustment as provided in the Indenture. In order to exercise the conversion privilege, the Holder shall surrender this Note, together with the conversion notice hereon duly executed (unless such Holder is DTC, in which case the customary procedures of DTC will apply), to the Company at the designated office or agency of the Company in New York, New York, accompanied (if so required by the Company) by instruments of transfer, in form satisfactory to the Company and to the Trustee, duly executed by the Holder or by his duly authorized attorney in writing. Except as provided in the Indenture, no adjustment or payment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion. The Company is not required to issue fractions of shares upon any such conversion, but shall make adjustment therefor in cash as provided in the Indenture. A Holder is not entitled to any rights of a holder of Common Stock until such Holder has converted its Notes into Common Stock as provided in the Indenture.

                  Optional Redemption by the Company. The Notes are subject to redemption at any time on or after ____________, 2000, as a whole or in part, at the election of the Company, upon not less than 30 nor more than 60 days' notice, at the Redemption Prices (expressed as percentages of the principal amount being redeemed) set forth below if the Redemption Date occurs during the twelve-month period beginning ____________ of the years indicated:

                  For the 12 Months                               Redemption
                      after ______,                                  Price

                           2000                                     105.00%

                           2001                                     102.50%
                           2002 and thereafter                      100.00%

together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the applicable Regular Record Dates referred to on the face hereof, all as provided in the Indenture.

                  Mandatory Redemption. The Notes do not have the benefit of any sinking fund obligation.

                  Repurchase at the Option of Holder. Upon a Change of Control, the Company shall make an offer to purchase all the Outstanding Notes at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the Change of Control Payment Date. Within the periods specified in the Indenture, the Company shall mail a notice to each Holder setting forth the procedures governing the offer to purchase as required by the Indenture. A Holder may tender or refrain from tendering all or any portion of such Holder's Notes, at such Holder's discretion, by completing and signing the form entitled "Option of Holder to Elect Repurchase" below and delivering such form, together with the Notes with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company, to the Trustee. Any partial tender of Notes must be made in an integral multiple of $1,000.

                  In the event of redemption or repurchase by the Company of this Note in part only, a new Note or Notes for the portion hereof not redeemed or repurchased will be issued in the name of the Holder hereof upon the cancellation hereof.

                  Discharge and Defeasance. The Indenture contains provisions for defeasance of (a) the entire indebtedness of the Notes and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

                  Subordination. The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Note is issued subject to such provisions and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions, and authorizes the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and appoints the Trustee as such Holder's attorney-in-fact for such purpose.

                  Default. If an Event of Default shall occur and be continuing, the Principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  Modification. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture to (i) evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Indenture;
(ii) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company; (iii) cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture, provided such action shall not adversely affect the interests of the Holders in any material respect; or (iv) provide for uncertificated Notes in addition to or in lieu of certificated Notes. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  Transfer; Denominations; Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the designated office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Persons Deemed Owners. Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  Definitions. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                           IAT Multimedia, Inc.
                           Geschaftshaus Wasserschloss
                           Aarestrasse 17
                           CH-5300 Vogelsang-Turgi
                           Switzerland
                           Attn:  Chief Executive Officer

SECTION 204.               Form of Trustee's Certificate of Authentication.

                  This is one of the Notes referred to in the within-mentioned Indenture.


THE BANK OF NEW YORK,
as Trustee


By:
       ------------------------------------
       Authorized Signatory

Dated:
       ------------------------------------


SECTION 205.               Form of Conversion Notice.

To IAT Multimedia, Inc.

                  The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock, par value $.01 per share, of IAT Multimedia, Inc. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated
      -------------------------

                                            -------------------------------
                                            Signature (exactly as your name
                                            appears on the face of this Note)

Signature Guaranteed:

By:_______________________

This signature shall be guaranteed by an eligible guarantor institution (a bank or a trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc.) with membership in an approved signature guaranty medallion program pursuant to SEC Rule 17Ad- 15.

Fill in for registration of shares of Common Stock and Notes if to be issued otherwise than to the registered holder.

                         ----------------------------
                       Social Security or Other Taxpayer
                              Identifying Number

                         ----------------------------
                                 (Print Name)

                         ----------------------------
                      (Print address, including zip code)

                         $---------------------------
               Principal Amount to be Converted (in an integral multiple of
                    $1,000, if less than all):


SECTION 206.               Form of Option of Holder to Elect Repurchase.

                  To elect to have this Note, or portion hereof (which is $1,000 or an integral multiple thereof) repurchased by IAT Multimedia, Inc. pursuant to Section 1005 of the Indenture in connection with a Change of Control, state the amount you elect to have repurchased (if all, write "ALL"):
$----------.

Dated
      -------------------------

                                            -------------------------------
                                            Signature (exactly as your name
                                            appears on the face of this Note)




Signature Guaranteed:


By:
    ----------------------------------

This signature shall be guaranteed by an eligible guarantor institution (a bank or a trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc.) with membership in an approved signature guaranty medallion program pursuant to SEC Rule 17Ad- 15.

SECTION 207.               Form of Assignment by Holder.

(I) or (we) assign and transfer this Note to:

                                         -------------------------------------
                                         (Insert assignee's social security or
                                          tax I.D. no.)

                                         -------------------------------------
                        (Print or type assignee's name,
                             address and zip code)

and irrevocably appoint The Bank of New York agent to transfer this Note on the Note Register. The agent may substitute another to act for him.

Dated
     -----------------                  ---------------------------------------
                                        Signature (exactly as your name appears
                                        on the face of this Note)
                                        Name:
                                        Title:
                                        Address:
                                        Phone No.:

Signature Guaranteed:


By:
   -------------------

This signature shall be guaranteed by an eligible guarantor institution (a bank or a trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc.) with membership in an approved signature guaranty medallion program pursuant to SEC Rule 17 Ad- 15.

                                 ARTICLE THREE

                                   THE NOTES

SECTION 301.               Title and Terms.

                  The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $11,500,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 907 or 1108.

                  The Notes shall be known and designated as the "10% Convertible Subordinated Notes due 2003" of the Company. Their Stated Maturity shall be ____________, 2003, and they shall bear interest at the rate of 10% per annum from ____________, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually in arrears on _____________ and __________________ of each year, commencing _______________, 199_, until the principal thereof is paid or made available for payment.

                  Notwithstanding the foregoing, in the event the Common Stock of the Company is Delisted, effective as of the effective date of the Delisting, the interest rate applicable to the Principal amount of the Notes as set forth on the face of the Notes and in the Indenture shall be increased from 10% per annum to 15% per annum and the unpaid Principal amount of the Notes shall bear interest at a rate of 15% per annum from the effective date of such Delisting until the earlier of (i) the relisting of the Common Stock on a National Exchange or (ii) such Principal is paid or made available for payment as set forth in this Section 301. In the event the interest rate applicable to the Principal amount of the Notes is increased as set forth in this Section 301, (i) the first 10% of interest payable on the Principal amount of the Notes on each Interest Payment Date shall continue to be payable and paid in cash and (ii) the additional 5% of interest payable on the Principal amount of the Notes on each Interest Payment Date (the "Excess Interest Amount"), at the option of the Company, shall be payable and paid (x) in cash, (y) by issuing that number of fully paid and nonassessable shares of Common Stock which have been registered under the Securities Act having in the aggregate a Fair Market Value on such Interest Payment Date equal to the Excess Interest Amount due on such Interest Payment Date or (z) in any combination thereof. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued as payment of the Excess Interest Amount to any Holder. If any fractional share of Common Stock would be issuable upon the payment of any

Excess Interest Amount to any Holder, the Company shall make an adjustment therefor in cash at the Fair Market Value of the Common Stock on the such Interest Payment Date.

                  The Principal of and interest on the Notes shall be payable at the office or agency of the Company in New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

                  The Company shall be required to offer to repurchase Notes following the occurrence of a Change of Control as provided in Article Ten.

                  The Notes shall be redeemable at the option of the Company as provided in Article Eleven.

                  The Notes shall be convertible into Common Stock as provided in Article Twelve.

                  The Notes shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

                  The Notes shall not have the benefit of any sinking fund obligations.

SECTION 302.               Denominations.

                  The Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiples of $1,000.

SECTION 303.               Execution, Authentication, Delivery and Dating.

                  The Notes shall be executed on behalf of the Company by its Chairman of the Board, a Co-Chairmen of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Treasurer or one of its Assistant Treasurers, or its Secretary or one of its Assistant Secretaries. The signature of any of these officers and the corporate seal of the Trustee on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Notes as in this Indenture provided and not otherwise.

                  Each Note shall be dated the date of its authentication.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 304.               Temporary Notes.

                  Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes. If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency of the Company designated pursuant to
Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

SECTION 305.               Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided, the "Conversion Agent" for the purpose of converting the Notes as provided herein and the "Paying Agent" for the purpose of paying Principal of and interest on the Notes on behalf of the Company as provided herein.

                  Upon surrender for registration of transfer of any Note at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, of a like aggregate principal amount.

                  Subject to Section 302, at the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Notes which the Holder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. Every Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient from a Holder requesting such transfer or exchange to cover any tax or other government charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 907 or 1108 not involving any transfer.

                  The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of (a) Notes selected for redemption during the 15-day (or shorter) period after the Trustee is notified of a redemption and preceding the mailing of a notice of such redemption to the Holders in accordance with Article Eleven (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed) or (b) any Notes with respect to which a repurchase election has been tendered and not withdrawn by the Holder thereof in accordance with Section 1005 (except, in the case of Notes tendered for purchase in part, the portion thereof not to be purchased).

SECTION 306.               Mutilated, Destroyed, Lost and Stolen Notes.

                  If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

                  If there shall be delivered to the Company and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice of the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

                  Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 307.               Payment of Interest; Interest Rights Preserved.

                  Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                           (1) The Company may elect to make payment of any
                  Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a "Special Record Date" for the payment of such Defaulted Interest, which shall be fixed in the following manner. At least 20 days prior to the proposed payment date, the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                            (2) The Company may make payment of any Defaulted
                  Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

                  In the case of any Note which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Note whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on such Regular Record Date.

SECTION 308.               Persons Deemed Owners.

                  Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of Principal of and (subject to Section 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.               Cancellation.

                  All Notes surrendered for payment, redemption, registration of transfer or exchange, conversion or repurchase shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order, provided that in no event shall the Trustee be required to destroy such cancelled Notes.

SECTION 310.               Computation of Interest.

                  Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

SECTION 401.               Satisfaction and Discharge of Indenture.

                  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                            (1) all Notes theretofore authenticated and
                  delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
                  Section 1003) have been delivered to the Trustee for cancellation;

                            (2) the Company has paid or caused to be paid all
                  other sums payable hereunder by the Company; and




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                            (3) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and the obligations of the Trustee to any Authenticating Agent under Section 614 shall survive.

SECTION 402.               Release of Paying Agent.

                  In connection with the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon written demand of the Company, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                 ARTICLE FIVE

                                   REMEDIES

SECTION 501.               Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events (whatever the reasons for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                            (1) default in the payment of any interest upon
                  any Note when it becomes due and payable, and continuance of such default for a period of ten Business Days, whether or not such payment is prohibited by the subordination provisions of this Indenture; or

                            (2) default in the payment of the Principal of any
                  Note at its Stated Maturity, whether or not such payment is prohibited by the subordination provisions of this Indenture; or

                            (3) failure to provide timely notice of a Change
                  of Control in accordance with the provisions of Article Ten;
                  or

                            (4) default in the performance, or breach, of any
                  covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                            (5) a default under any bond, debenture, note or
                  other evidence of indebtedness for money borrowed by the Company or any of its Subsidiaries or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its Subsidiaries whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness in an aggregate amount exceeding $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or such obligations being accelerated, without such acceleration having been rescinded or annulled within a period of 30 days after there shall have been given, by first class mail, to the Company by the Trustee (which notice will be delivered by the Trustee promptly after a Responsible Officer of the Trustee obtains actual knowledge of any such default) or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                            (6) the entry of a decree or order by a court
                  having jurisdiction in the premises adjudging the Company or any of its Significant Subsidiaries a bankrupt or insolvent, or the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company or any Significant Subsidiary, and, if such case or proceeding is not commenced by the Company or any Significant Subsidiary or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or such Significant Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed; or

                            (7) the Company or any Significant Subsidiary
                  shall apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator, liquidator, custodian or other similar official for the Company or any Significant Subsidiary or any property of any thereof, or, in the absence of such application, shall consent to, acquiesce in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator, liquidator or other custodian for the Company or any Significant Subsidiary or for any substantial part of the property of any thereof, and such trustee, receiver, sequestrator, liquidator, custodian or other similar official shall not be discharged within 30 days; or the Company or any Significant Subsidiary shall make a general assignment for the benefit of creditors or admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any of the foregoing; or

                            (8) the entry of a judgment or order by a court
                  having jurisdiction in the premises adjudging the Company or any of its Subsidiaries liable for the payment of money of at least $10,000,000 and such judgment or order is not vacated, discharged, stayed or bonded pending appeal within 30 days thereof.

SECTION 502.               Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than an Event of Default specified in clauses (6) and (7) of Section 501) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the Principal of all the Notes, and the interest accrued thereon, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee, if given by Holders). Upon any such declaration such Principal shall become immediately due and payable. If an Event of Default specified in clause (6) or (7) of Section 501 occurs, such amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                            (A) all overdue installments of interest on all
                  Notes,

                            (B) the Principal of any Notes which have become
                  due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes,

                            (C) to the extent that payment of such interest is
                  lawful, interest upon overdue installments of interest at the rate borne by the Notes, and

                            (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the non-payment of the Principal of Notes which have become due solely by such declaration of acceleration, have been cured and waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if

                            (1) default is made in the payment of any
                  installment of interest on any Note when such interest becomes due and payable and such default continues for a period of ten (10) Business Days, or

                            (2) default is made in the payment of the
                  Principal of any Note at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for Principal and interest, with interest upon the overdue Principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.               Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue Principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                            (i) to file and prove a claim for the whole amount
                  of Principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                            (ii) to collect and receive any moneys or other
                  Property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator, custodian or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.               Trustee May Enforce Claims Without Possession of
                           Notes.

                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

SECTION 506.               Application of Money Collected.

                  Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of Principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                            FIRST: To the payment of all amounts due the
                  Trustee under Section 607; and

                            SECOND: To the payment of all amounts due the
                  holders of Senior Indebtedness to the extent required by Article Thirteen; and

                            THIRD: To the payment of the amounts then due and
                  unpaid for Principal of and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for Principal and interest, respectively.

SECTION 507.               Limitation on Suits.

                  No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                            (1) such Holder has previously given written
                  notice to the Trustee of a continuing Event of Default;

                            (2) the Holders of not less than 25% in principal
                  amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                            (3) such Holder or Holders have offered to the
                  Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                            (4) the Trustee for 60 days after its receipt of
                  such notice, request and offer of indemnity has failed to institute any such proceeding; and

                            (5) no direction inconsistent with such written
                  request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal and Interest And to Convert.

                  Notwithstanding any other provision in this Indenture, but subject to Article Thirteen, the Holder of any Note shall have the right to receive payment of the Principal of and (subject to Section 307) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date), to require the Company to repurchase such Note pursuant to Article Ten and to convert such Note in accordance with Article Twelve and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

SECTION 509.               Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.               Rights and Remedies Cumulative.

                  No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.               Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.               Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                            (1) such direction shall not be in conflict with
                  any rule of law or with this Indenture, and

                            (2) the Trustee may take any other action deemed
                  proper by the Trustee which is not inconsistent with such direction.

SECTION 513.               Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

              (1) in the payment of the Principal of or interest
                                on any Note, or

                            (2) in respect of a covenant or provision hereof
                  which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.               Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 514 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 508, or a suit by Holders of more than 10% in aggregate principal amount of the then outstanding Notes or any suit for the enforcement of the right to convert any Note in accordance with Article Twelve.

SECTION 515.               Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.               Certain Duties and Responsibilities.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                            (i) The Trustee need perform only those duties
                  that are specifically set forth in this Indenture or the Trust Indenture Act and no others; and

                            (ii) in the absence of gross negligence, willful
                  misconduct or bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but the Trustee need not verify the contents thereof.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) this Section 601(c) does not limit the effect
                              of Section 601(b);

                            (ii) the Trustee shall not be liable for any error
                  of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                            (iii) the Trustee shall not be liable with respect
                  to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
                  Section 512.

                            (iv) no provision of this Indenture shall require
                  the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of the Trust Indenture Act and Sections 601(a), 601(b), 601(c) and 601(e).

SECTION 602.               Notice of Defaults.

                  The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.               Certain Rights of Trustee.

                  Except as otherwise provided in Section 601:

                            (a) The Trustee may conclusively rely on any
                  document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters to the extent reasonably deemed necessary by it.

                            (b) Whenever in the administration of this
                  Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, subject to the provisions of Section 601(b)(ii), rely on an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any actions it takes or omits to take in good faith (in the absence of gross negligence or willful misconduct) in reliance on such Officers' Certificate or Opinion of Counsel.

                            (c) The Trustee may act through agents and
                  attorneys and shall not be responsible for the willful misconduct or gross negligence of any agents and attorneys appointed with due care.

                            (d) Subject to the provisions of Section 601(c),
                  the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred by this Indenture.

                            (e) The Trustee shall be under no obligation to
                  exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                            (f) Any request or direction of the Company
                  mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                            (g) The Trustee may consult with counsel of its
                  selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                            (h) The Trustee shall not be bound to make any
                  investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                            (i) The Trustee shall not be deemed to have notice
                  of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

SECTION 604.               Not Responsible for Recitals or Issuance of Notes.

                  The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

SECTION 605.               May Hold Notes.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

SECTION 606.               Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.               Compensation and Reimbursement.

                  The Company agrees:

                           (1) to pay to the Trustee from time to time
                  reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                            (2) except as otherwise expressly provided herein,
                  to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                            (3) to indemnify each of the Trustee or any
                  predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claim, liability or expense including taxes (other than (i) taxes based upon, secured by, or determined by the income of the Trustee and
                  (ii) franchise taxes) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of Principal of or interest on Notes. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law. The Provisions of this
Section 607 shall survive termination of this Indenture.

SECTION 608.               Disqualification; Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest, within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.               Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.               Resignation and Removal; Appointment of Successor.

                            (a) No resignation or removal of the Trustee and
                  no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

                            (b) The Trustee may resign at any time by giving
                  written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                           (c) The Trustee may be removed at any time by Act
                  of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company.

                            (d) If at any time:

                            (1) the Trustee shall fail to comply with Section
                  608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

                            (2) the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                            (3) the Trustee shall become incapable of acting
                  or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                            (e) If the Trustee shall resign, be removed or
                  become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                            (f) The Company shall give notice of each
                  resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.               Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all Property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in
Section 607. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any document or instrument or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

SECTION 613.               Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.               Appointment of Authenticating Agent.

                  At any time when any of the Notes remain Outstanding the Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section. Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Notes described in the within-mentioned Indenture.

                        ---------------------------------,
                                  As Trustee


                        By
                           ------------------------------
                            As Authenticating Agent


                        By
                           ------------------------------
                              Authorized Officer

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.        Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                            (a) Semi-annually, not more than 5 days after each
                  Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of, and the principal amount of the Notes held by, the Holders as of such Regular Record Date, and

                            (b) at such other times as the Trustee may request
                  in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Note Registrar.

SECTION 702.               Preservation of Information; Communications to
                           Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                            (i) afford such applicants access to the
                  information preserved at the time by the Trustee in accordance with Section 702(a), or

                            (ii) inform such applicants as to the approximate
                  number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 702(b).

SECTION 703.               Reports by Trustee.

                  (a) The Trustee shall transmit to all Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to Section 313 of the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when the Notes are listed on any stock exchange.

SECTION 704.               Reports by Company.

                  (a) The Company shall file with the Trustee copies of all reports and other information and documents that the Company is required to file with the Commission pursuant to the Exchange Act. Each such report or other information or document shall be filed with the Trustee within 15 days after filing of such report or other information or document with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates). The Company will mail or cause to be mailed to all Holders copies of all of (i) its annual reports to stockholders and (ii) quarterly reports to stockholders which are mailed to its institutional stockholders.

                  (b) If the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare (i) for the first three quarters of each fiscal year of the Company, quarterly financial statements substantially equivalent to the financial statements required to be included in a report on Form 10-Q under the Exchange Act, and (ii) annually, complete audited consolidated financial statements, including, but not limited to, a balance sheet, a statement of operations, a statement of stockholders' equity and all appropriate notes. All such financial statements will be prepared in accordance with GAAP, except for changes with which the Company's independent accountants concur and except that quarterly financial statements may be subject to year-end adjustments. The Company will file or cause to be filed with the Trustee and will mail or cause to be mailed to the Holders a copy of such financial statements within 50 days after the end of each of the first three quarters of each fiscal year of the Company and within 95 days after the close of each fiscal year of the Company, respectively. Notwithstanding the foregoing, if the Company is no longer subject to such reporting requirements by reason of the acquisition of Capital Stock by, or merger or consolidation of the Company with, a Person which is subject to such reporting requirements or a Subsidiary of such a Person and such Person has unconditionally and irrevocably guaranteed payment in full when due of all amounts payable with respect to the Notes, then the Company need not prepare, file or mail the financial statements described in this Section 704(b); provided, however, that such Person complies with Section 704(a) as if references therein to the Company were references to such Person.

                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.               Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other corporation or convey or transfer or lease its properties and assets substantially as an entirety to any Person, without the consent of Holders of the majority in aggregate principal amount of the Outstanding Notes, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the Principal of and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

                  (3) immediately after giving effect to such transaction, the Notes and this Indenture (as supplemented by any such supplemental indenture) will be valid and enforceable obligations of the Company or such successor; and

                  (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.               Successor Corporation Substituted.

                  Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.               Supplemental Indentures without Consent of Holders.

                  Without the consent of any Holder, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

                  (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interests of the Holders in any material respect; or

                  (4) to provide for uncertificated Notes in addition to or in lieu of certificated Notes;

provided, however, that, in each case, the Company has delivered to the Trustee an Officers' Certificate stating that such amendment complies with the provisions of this Section 901 and an Opinion of Counsel stating that adoption of such amendment does not conflict with the provisions of this Section 901.

SECTION 902.               Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, by an Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                            (1) change the Stated Maturity of the Principal of
                  or any installment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an offer to purchase Notes by the Company pursuant to Article Ten which has been made, on or after the applicable Repayment Date), or modify the provisions of this Indenture with respect to the subordination of the Notes in a manner adverse to the Holders, or

                            (2) reduce the percentage in principal amount of
                  the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                            (3) modify any of the provisions of this Section,
                  or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby, or

                            (4) following the making of an offer to purchase
                  Notes by the Company pursuant to Article Ten, modify the provisions of this Indenture with respect to the Company's obligation to purchase such Notes in a manner adverse to such Holder, or

                            (5) modify the provisions of this Indenture with
                  respect to a Holder's right to convert the Notes in a manner adverse to such Holder.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  After an amendment or waiver under this Section 902 becomes effective, the Company shall mail to Holders a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notices, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or waiver.

SECTION 903.               Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.               Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.               Revocation and Effect of Consents.

                  Until an amendment, supplemental indenture or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by such Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as such consenting Holder's Note, even if notation of the consent is not made on any Note. However, prior to becoming effective, any such Holder or subsequent Holder may revoke the consent as to its Notes or a portion thereof if the Trustee receives written notice of revocation before the consent of Holders of the requisite aggregate principal amount of Notes then outstanding has been obtained and not revoked.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Notes required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period. After an amendment or waiver becomes effective it shall bind every Holder; provided, however, that in the case of any amendment referred to in clauses (1) through (5) of Section 902 such amendment shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note that evidences the same debt as the consenting Holder's Note.

SECTION 906.               Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 907.               Reference in Notes to Supplemental Indentures.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

SECTION 908.               Subordination Unimpaired.

                  No supplemental indenture entered into under this Article shall directly or indirectly modify the provisions of Article Thirteen or the definition of Senior Indebtedness in any manner which might alter or impair the subordination of the Notes with respect to Senior Indebtedness then outstanding unless each holder of such Senior Indebtedness has consented thereto in writing.

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.              Payment of Principal and Interest.

                  The Company will duly and punctually pay the Principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Principal and interest shall be considered paid on the date due if the Paying Agent (other than the Company or a Subsidiary) prior to 10:00 a.m., New York City time, on that date holds money in immediately available funds and in accordance with this Indenture designated for and sufficient to pay in cash all Principal and interest then due and the Paying Agent is not prohibited from paying such money to Holders on that date pursuant to the terms of this Indenture.

                  To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under Title 11 of the U.S. Code or any similar federal, foreign or state law for the relief of debtors) on (i) overdue Principal and repurchase price, if any, of the Notes at the rate borne by the Notes and (ii) overdue installments of interest at the same rate.

SECTION 1002.              Maintenance of Office or Agency.

                  The Company will maintain in New York, New York an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside New York, New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.




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



SECTION 1003.              Money for Note Payments to Be Held in Trust.

                  If the Company or any Affiliate of the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the Principal of or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the Principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, on or before each due date of the Principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the Principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such Principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                            (1) hold all sums held by it for the payment of
                  the Principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                            (2) give the Trustee notice of any default by the
                  Company (or any other obligor upon the Notes) in the making of any payment of Principal or interest; and

                            (3) at any time during the continuance of any such
                  default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent (if other than the Company, a Subsidiary or an Affiliate thereof) shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the Principal of or interest on any Note and remaining unclaimed for two years after such Principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor,



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look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.              Corporate Existence.

                  Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and its Subsidiaries, and shall comply with all statutes, rules, regulations and orders of and restrictions imposed by governmental and administrative authorities and agencies applicable to the Company and its Subsidiaries; provided, however, that the foregoing shall not obligate the Company to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries and that the loss thereof is not disadvantageous in any material respect to any Holder.

SECTION 1005.              Change of Control.

                  (a) In the event of a Change of Control, the Company shall give or cause to be given written notice in the form of an Officers' Certificate (the "Change of Control Notice") to all Holders, the Trustee and the Paying Agent of such event and shall make an offer to purchase (as the same may be extended in accordance with applicable law, the "Change of Control Offer") all then Outstanding Notes at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the Change of Control Payment Date. The Change of Control Notice shall be given in accordance with Section 1105 and the Change of Control Offer shall be made not more than 30 days following the date of the Change of Control (the "Change of Control Date"), unless the Company has previously given a notice of optional redemption by the Company of all of the Notes in accordance with this Indenture. The Change of Control Notice shall set forth:

                            (i) that a Change of Control has occurred and,
                  unless the Notes are subject to a notice of optional redemption described above, that the Company is offering to repurchase all of the Outstanding Notes;

                            (ii) a brief description of such Change of Control
                  and, to the extent readily available to the Company, information with respect to pro forma consolidated income, cash flow and capitalization of the Company after giving effect to such Change of Control and such other financial information relating to the Company



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



                  with respect to such Change of Control as the Company may, in its sole discretion, deem relevant to a decision whether to convert or hold Notes or tender Notes in connection with such Change of Control Offer;

              (iii) the repurchase price (the "Change of Control
                                  Payment");

                            (iv) the expiration date of the Change of Control
                  Offer, which shall be no earlier than 30 days nor later than 60 days from the date the Change of Control Notice is mailed;

                            (v) the date such purchase shall be effected,
                  which shall be no later than 30 days after the expiration date of the Change of Control Offer (the "Change of Control Payment Date");

                            (vi) that, unless the Company defaults in the
                  payment of the Change of Control Payment, all Notes or portions thereof accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Change of Control Payment Date;

                            (vii) the Conversion Price;

                            (viii) the name and address of the Paying Agent
                  and the Conversion Agent;

                            (ix) that Notes (duly endorsed for transfer to the
                  Company), together with the form of "Option of Holder to Elect Repurchase" thereon completed and signed, must be surrendered to the Paying Agent prior to the expiration of the Change of Control Offer to collect the Change of Control Payment; and

                            (x) any other information required by applicable
                  law to be included therein and any other procedures that a Holder must follow in order to have Notes repurchased.

                  (b) The Change of Control Offer shall remain open until the close of business on the expiration date of the Change of Control Offer. Each Holder shall have the right to withdraw his tender in accordance with applicable rules promulgated by the Commission under the Exchange Act.

                  (c) In the event that the Company is required to make a Change of Control Offer, the Company will comply with any applicable securities laws and regulations, including, to the extent applicable, Section 14(e) of, and Rule 14e-1 under, the Exchange Act.

                  (d) On the Change of Control Payment Date, the Company shall, to the extent lawful:




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



                            (i) accept for payment Notes or portions thereof
                  tendered pursuant to the Change of Control Offer;

                            (ii) deposit with the Paying Agent in immediately
                  available funds an amount equal to the Change of Control Payment with respect to all Notes or portions thereof so accepted; and

                            (iii) deliver or cause to be delivered to the
                  Trustee the Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof tendered to the Company.

                  (e) The Paying Agent shall promptly (but in any case not later than five Business Days after the Change of Control Payment Date) mail to each Holder of Notes so accepted payment in an amount equal to the Change of Control Payment for such Holder's Notes, and the Trustee shall promptly authenticate and mail to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered by such Holder, if any; provided, that each such new Note shall be in principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of all repurchases pursuant to this Section 1005 on or as soon as practicable after the Change of Control Payment Date.

SECTION 1006.              Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or Property of the Company or any Subsidiary and (2) all lawful claims for labor, material and supplies which, if unpaid, might by law become a lien upon the Property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves (in the good faith judgment of the Board of Directors evidenced by a Board Resolution) have been established.

SECTION 1007.              Books and Records.

                  The Company shall, and shall cause each Subsidiary to, at all times keep proper books of record and account in which proper entries shall be made in accordance with generally accepted accounting principles and, to the extent applicable, regulatory accounting principles.

SECTION 1008.              Statement by Company as to Compliance or Default.

                  The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and the Subsidiaries during the preceding fiscal year has been made under the



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supervision of the signing Officer with a view to determining whether the
Company has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to such Officer, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant and condition contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if an Event of Default or an event which with notice, the passage of time or both would be an Event of Default shall have occurred, describing all such defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto), and that, to the best of his or her knowledge, no event has occurred and remains in existence by reason of which payments on account of the Principal of or interest on the Notes are prohibited.

SECTION 1009.              Stay, Extension and Usury Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 1010.              Company to Maintain Listing.

                  The Company shall use its best efforts to maintain the listing of its Common Stock on a National Exchange.

                                ARTICLE ELEVEN

                              REDEMPTION OF NOTES

SECTION 1101.              Right of Redemption.

                  The Notes shall not be redeemable at the option of the Company prior to ___________, 2000. The Company may, at its option, redeem all or any part of the Notes at any time on or after ____________, 2000, at the Redemption Prices specified in the form of Note hereinbefore set forth for redemptions, together with interest accrued to the Redemption Date.

SECTION 1102.              Applicability of Article.

                  Redemption of Notes at the election of the Company shall be made in accordance with this Article and such Notes.




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



SECTION 1103.              Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Notes pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Notes, the Company shall, at least 15 days prior to mailing any notice of redemption to the Holders (unless the Trustee consents to a shorter period), notify the Trustee in writing of such Redemption Date and of the principal amount of Notes to be redeemed.

SECTION 1104.              Selection by Trustee of Notes to Be Redeemed.

                  If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days or less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are quoted or listed, or if not quoted or listed, by lot or such other method that complies with applicable legal requirements and that the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Notes of a denomination larger than $1,000. The Trustee shall promptly notify the Company and each Note Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

SECTION 1105.              Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at his address appearing in the Note Register.

                  In order to facilitate the redemption of Outstanding Notes, the Board of Directors may fix by Board Resolution a record date for the determination of Outstanding Notes to be redeemed, not more than 60 days nor less than 30 days prior to the applicable Redemption Date.

                  All notices of redemption shall state:

                            (1) the Redemption Date;

                            (2) the Redemption Price;

                            (3) the Conversion Price;



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



               (4) the name and address of the Paying Agent and
                               Conversion Agent;

                            (5) that Notes called for redemption may be
                  converted at any time before the close of business on the Business Day immediately preceding the Redemption Date in accordance with Article Twelve;

                            (6) that Holders who want to convert Notes must
                  satisfy the requirements in the Paragraph of the Notes entitled "Conversion;"

                            (7) that Notes called for redemption must be
                  surrendered to the Paying Agent to collect the Redemption
                  Price;

                            (8) the CUSIP number of the Notes;

                            (9) if fewer than all of the outstanding Notes are
                  to be redeemed, the certificate numbers and principal amounts of the particular Notes to be redeemed;

                            (10) if any Note is being redeemed in part, that,
                  after the Redemption Date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued; and

                            (11) that unless the Company defaults in making
                  such redemption payment or the Paying Agent is prohibited from making such redemption payment pursuant to the terms of this Indenture, interest on Notes called for redemption ceases to accrue on and after the Redemption Date.

Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.              Deposit of Redemption Price.

                  On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Notes which are to be redeemed on that date.

SECTION 1107.              Notes Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the



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



Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 307.

                  If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the Principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

SECTION 1108.              Notes Redeemed in Part.

                  Any Note which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                ARTICLE TWELVE

                              CONVERSION OF NOTES

SECTION 1201.              Conversion Privilege.

                  Each Holder may, at such Holder's option, at any time after ________, 1999 and prior to the close of business on ___________, 2003, unless earlier redeemed or repurchased, convert such Holder's Notes, in whole or in part (in denominations of $1,000 or multiples thereof), at 100% of the principal amount so converted, into shares of Common Stock at a conversion price per share equal to $_____, as such conversion price may be adjusted from time to time in accordance with this Article Twelve (the "Conversion Price").

SECTION 1202.              Conversion Procedure.

                  (a) To convert a Note, the Holder thereof must (1) complete and sign the "Form of Election to Convert" thereon (unless such Holder is The Depository Trust Company ("DTC") or its nominee, in which case the customary procedures of DTC will apply), (2) surrender such Note to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Note Registrar or the Conversion Agent and (4) pay any transfer or similar tax if required by Section 1206. The Conversion Agent (if other than the Company) shall promptly



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



(and in any event within two business days) notify the Company of each such conversion. The Company's delivery to the Holder of a fixed number of shares of Common Stock (and any cash in lieu of fractional shares of Common Stock into which such Note is converted) shall be deemed to satisfy the Company's obligation to pay the principal amount of such Note and, except as provided in the next sentence, all accrued interest on such Note. If such Note (including a Note which has been called for redemption and even if a Change of Control Offer has been made) is converted after a Regular Record Date and prior to the related Interest Payment Date, the full interest installment on such Note scheduled to be paid on such Interest Payment Date shall be payable on such Interest Payment Date to the Holder of record at the close of business on such record date.

                  (b) As promptly as practicable after the surrender of a Note in compliance with this Section 1202, the Company shall issue and deliver at the office or agency of the Note Registrar or the Conversion Agent to such Holder, or on such Holder's written order, a certificate or certificates for the full number of whole shares of Common Stock issuable upon the conversion of such Note in accordance with the provisions of this Article Twelve and a check or cash with respect to any fractional share of Common Stock arising upon such conversion as provided in Section 1203. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, then, subject to Article Two, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of the Note so surrendered, without charge to such Holder, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

                  (c) Each conversion shall be deemed to have been effected on the date on which such Note shall have been surrendered in compliance with this Section 1202, and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares of Common Stock represented thereby for all purposes; provided, however, that no surrender of a Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive such shares upon such conversion as the record holder or holders of such shares on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open and, in any such case, such conversion shall be at the Conversion Price in effect on the date on which such Note shall have been surrendered. If the last day on which a Note may be converted is not a Business Day, the Note may be surrendered to that Conversion Agent on the next succeeding Business Day. Provisions of this Indenture that apply to conversion of all of a Note also apply to conversion of a portion of such Note.

SECTION 1203.              Cash Payments in Lieu of Fractional Shares.

                  No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the full number of whole shares of



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Common Stock which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of Common Stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment therefor in cash at the Current Market Price of the Common Stock as of the close of business on the Business Day prior to such conversion.

SECTION 1204.              Adjustment of Conversion Price.

                  (a) If the Company shall (i) pay a dividend or other distribution, in Common Stock, on any class of Capital Stock of the Company,
(ii) subdivide the outstanding Common Stock into a greater number of shares by any means or (iii) combine the outstanding Common Stock into a smaller number of shares by any means (including, without limitation, a reverse stock split), then in each such case the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive upon the happening of such event had such Note been converted immediately prior to the relevant record date or, if there is no such record date, the effective date of such event. An adjustment made pursuant to this
Section 1204(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or shall become effective immediately after the effective date of such subdivision or combination, as the case may be.

                  (b) If the Company shall (i) issue or distribute, at a price per share less than the Current Market Price per share of such Capital Stock on the date of such issuance or distribution, Capital Stock (excluding an issuance or distribution of Common Stock described in Section 1204(a) above and any issuance or distribution to a holder of Senior Indebtedness issued or distributed in order to induce such holder to extend such credit to the Company) or (ii) issue or distribute rights, warrants, options or convertible or exchangeable securities entitling the holder thereof to subscribe for, purchase, convert into or exchange for Capital Stock at a price per share less than the Current Market Price per share of such Capital Stock on the date of issuance or distribution (excluding an issuance or distribution under any stock-based employee compensation plan now existing or hereafter adopted and any issuance or distribution to a holder of Senior Indebtedness issued or distributed in order to induce such holder to extend such credit to the Company), then, in each such case, at the earliest of (A) the date the Company enters into a firm contract for such issuance or distribution or (B) the date of actual issuance or distribution of any such Capital Stock or any such rights, warrants, options or convertible or exchangeable securities, the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to such earliest date by:

                            (x) if such Capital Stock is Common Stock, a
                  fraction the numerator of which is the number of shares of Common Stock outstanding on such earliest date plus the number of shares of Common Stock which could be purchased at the Current Market Price per share of Common Stock on the date of such issuance or



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



                  distribution with the aggregate consideration (based on the Fair Market Value thereof) received or receivable by the Company either (A) in connection with such issuance or distribution or (B) upon the conversion, exchange, purchase or subscription of all such rights, warrants, options or convertible or exchangeable securities (the "Aggregate Consideration"), and the denominator of which is the number of shares of Common Stock outstanding on such earliest date plus the number of shares of Common Stock to be so issued or distributed or to be issued upon the conversion, exchange, purchase or subscription of all such rights, warrants, options or convertible or exchangeable securities; or

                            (y) if such Capital Stock is other than Common
                  Stock, a fraction the numerator of which is the Current Market Price per share of Common Stock on such earliest date minus an amount equal to (A) the difference between of (1) the Current Market Price per share of such Capital Stock multiplied by the number of shares of such Capital Stock to be so issued and (2) the Aggregate Consideration, divided by
                  (B) the number of shares of Common Stock outstanding on such date, and the denominator of which is the Current Market Price per share of Common Stock on such earliest date.

                  The adjustments contemplated by Section 1204(b) shall be made successively whenever any such Capital Stock, rights, warrants, options or convertible or exchangeable securities are so issued or distributed. In determining whether any rights, warrants, options or convertible or exchangeable securities entitle the holders thereof to subscribe for, purchase, convert into or exchange for shares of such Capital Stock at less than such Current Market Price, there shall be taken into account the Fair Market Value of any consideration received or receivable by the Company for such rights, warrants, options or convertible or exchangeable securities (including, upon exercise thereof). If any right, warrant, option or convertible or exchangeable securities, the issuance of which resulted in an adjustment in the Conversion Price pursuant to Section 1204(b), shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed to the Conversion Price which would have been in effect if such right, warrant, option or convertible or exchangeable securities had never been distributed or issued. Notwithstanding anything contained in this paragraph to the contrary, the issuance of Capital Stock upon the exercise of such rights, warrants or options or the conversion or exchange of such convertible or exchangeable securities will not cause an adjustment in the Conversion Price if no such adjustment would have been required at the time such right, warrant, option or convertible or exchangeable security was issued or distributed; provided, however, that, if the consideration payable upon such exercise, conversion or exchange and/or the Capital Stock receivable thereupon are changed after the time of the issuance or distribution of such right, warrant, option or convertible or exchangeable security, then such change shall be deemed to be the expiration thereof without having been exercised and the issuance or distribution of new options, rights, warrants or convertible or exchangeable securities.




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



                  Notwithstanding anything contained in this Indenture to the contrary, options, rights or warrants issued or distributed by the Company, including options, rights or warrants distributed prior to the date of this Indenture, to holders of Common Stock generally which, until the occurrence of a specified event or events (a "Trigger Event"), (i) are deemed to be transferred with Common Stock, (ii) are not exercisable and (iii) are also issued on a pro rata basis with respect to future issuances of Common Stock, shall be deemed not to have been issued or distributed for purposes of this
Section 1204 (and no adjustment to the Conversion Price under this Section 1204 will be required) until the occurrence of the earliest Trigger Event. Upon the occurrence of a Trigger Event, such options, rights or warrants shall continue to be deemed not to have been issued or distributed for purposes of this Section 1204 (and no adjustment to the Conversion Price under this Section 1204 will be required) if and for so long as each Holder who thereafter converts such Holder's Notes shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, a number of such options, rights or warrants, as the case may be, equal to the number of options, rights or warrants to which a holder of the number of shares of Common Stock equal to the number of shares of Common Stock issuable upon conversion of such Holder's Notes is entitled to receive at the time of such conversion in accordance with the terms and provisions of and applicable to such options, rights or warrants. Upon the expiration of any such options, rights or warrants or at such time, if any, as a Holder is not entitled to receive such options, rights or warrants upon conversion of such Holder's Notes, an adjustment (if any is required) to the Conversion Price shall be made in accordance with Section 1204(b) with respect to the issuance of all such options, rights and warrants as of the date of issuance thereof, but subject to the provisions of the preceding paragraph.

                  If any such option, right or warrant, including any such options, rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such options, rights or warrants become exercisable to purchase different securities, evidences of indebtedness, cash, Properties or other assets or different amounts thereof, then, subject to the preceding provisions of this paragraph, the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new options, rights or warrants with such new purchase rights (and a termination or expiration of the existing options, rights or warrants without exercise thereof). In addition, in the event of any distribution (or deemed distribution) of options, rights or warrants, or any Trigger Event or other event of the type described in the preceding sentence, that required (or would have required but for the provisions of Section 1204(e) or this paragraph) an adjustment to the Conversion Price under this Section 1204 and such options, rights or warrants shall thereafter have been redeemed or repurchased without having been exercised, then the Conversion Price shall be adjusted upon such redemption or repurchase to give effect to such distribution, Trigger Event or other event, as the case may be, as though it had instead been a cash distribution, equal on a per share basis to the result of the aggregate redemption or repurchase price received by holders of such options, rights or warrants divided by the number of shares of Common Stock outstanding as of the date of such repurchase or redemption, made to holders of Common Stock generally as of the date of such redemption or repurchase.




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                  (c) If the Company shall pay or distribute, as a dividend or otherwise, generally to holders of Common Stock or any class or series of Capital Stock which is convertible into or exercisable or exchangeable for Common Stock any assets, Properties or rights (including, without limitation, evidences of indebtedness of the Company, any Subsidiary or any other Person, cash or Capital Stock or other securities of the Company, any Subsidiary or any other Person, but excluding payments and distributions as described in
Section 1204(a) or 1204(b), dividends and distributions in connection with the liquidation, dissolution or winding up of the Company in its entirety and distributions consisting solely of cash described in Section 1204(d)), then in each such case the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to the date of such payment or distribution by a fraction, the numerator of which is the Current Market Price per share of Common Stock on the record date for the determination of stockholders entitled to receive such payment or distribution less the Fair Market Value per share on such record date of the assets, Properties or rights so paid or distributed, and the denominator of which is the Current Market Price per share of Common Stock on such record date. Such adjustment shall become effective immediately after such record date. For purposes of this
Section 1204(c) such Fair Market Value per share shall equal



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the aggregate Fair Market Value on such record date of the assets, Properties or rights so paid or distributed divided by the number of shares of Common Stock outstanding on such record date.

                  (d) If the Company shall, by dividend or otherwise, make a distribution (other than in connection with the liquidation, dissolution or winding up of the Company in its entirety), generally to holders of Common Stock or any class or series of Capital Stock which is convertible into or exercisable or exchangeable for Common Stock, consisting solely of cash where

                            (x) the sum of (i) the aggregate amount of such
                  cash plus (ii) the aggregate amount of all cash so distributed (by dividend or otherwise) to such holders within the 12-month period ending on the record date for determining stockholders entitled to receive such distribution with respect to which no adjustment has been made to the Conversion Price pursuant to this Section 1204(d);

 exceeds

                            (y) 10% of the product of (1) the Current Market
                  Price per share of Common Stock on such record date times
                  (2) the number of shares of Common Stock outstanding on such record date, then the Conversion Price shall be reduced, effective immediately prior to the opening of business on the day following such record date, by multiplying the Conversion Price in effect immediately prior to the close of business on the day prior to such record date by a fraction, the numerator of which is the Current Market Price per share of Common Stock on such record date less the aggregate amount of cash per share so distributed and the denominator of which is such Current Market Price;

provided, however, that, if the aggregate amount of cash per share is equal to or greater than such Current Market Price, then, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion (with respect to each share of Common Stock issued upon such conversion and in addition to the Common Stock issuable upon conversion) the aggregate amount of cash per share such Holder would have received had such Holder's Note been converted immediately prior to such record date. In no event shall the Conversion Price be increased pursuant to this Section 1204(d); provided, however, that if such distribution is not so made, the Conversion Price shall be adjusted to be the Conversion Price which would have been in effect if such distribution had not been declared. For purposes of this paragraph of this Section 1204(d), such aggregate amount of cash per share shall equal such sum set forth in Section 1204(e)(x) divided by the number of shares of Common Stock outstanding on such record date.

                  (e) The provisions of this Section 1204 shall similarly apply to all successive events of the type described in this Section 1204. Notwithstanding anything contained herein to the contrary, no adjustment in the Conversion Price shall be required unless such adjustment



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



would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 1204(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Twelve shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be, and the Trustee shall be entitled to rely conclusively thereon. Notwithstanding anything contained in this Section 1204 to the contrary, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 1204, as would, in the sole discretion of the Company, be in the best interests of the Company, which determination shall be conclusive. Except as provided in this Article Twelve, no adjustment in the Conversion Price will be made for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase Common Stock or any securities so convertible or exchangeable.

                  (f) Whenever the Conversion Price is adjusted as provided herein, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Price in effect after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such Officers' Certificate, the Company shall give or cause to be given to each Holder a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which such adjustment becomes effective.

                  (g) Notwithstanding anything contained herein to the contrary, in any case in which this Section 1204 provides that an adjustment in the Conversion Price shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Note converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the number of shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fractional share of Common Stock pursuant to
Section 1203.

SECTION 1205. Effect of Reclassification, Consolidation, Merger or Sale.

                  In the event of (i) any reclassification (including, without limitation, a reclassification effected by means of an exchange or tender offer by the Company or any Subsidiary) or change of outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),
(ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive securities or other Property (including cash) with respect to or in exchange for Common Stock or (iii) any sale or conveyance of the Property of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive securities or other Property (including cash) with respect to or in exchange for Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall enter into a supplemental indenture providing that each Note shall be convertible into the kind and amount of securities or other Property (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance which the Holder of such Note would have received if such Note had been converted immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Twelve. Whenever a supplemental indenture is entered into as provided herein, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth a brief statement of the facts requiring such supplemental indenture. Promptly after delivery of such Officers' Certificate, the Company shall give or cause to be given to each Holder a notice of the execution of such supplemental indenture. The provisions of this Section 1205 shall similarly apply to all successive events of the type described in this
Section 1205.

SECTION 1206.              Taxes on Shares Issued.

                  The issuance of a certificate or certificates on conversions of Notes shall be made without charge to the Holders of such Notes for any tax or charge with respect to the issuance thereof. The Company shall not, however, be required to pay any tax or charge which may be payable with respect to any transfer involved in the issuance and delivery of a certificate or certificates in any name other than that of the Holders of such Notes, and the Company shall not be required to issue or deliver any such certificate or certificates unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or charge or shall have established to the satisfaction of the Company that such tax or charge has been paid.

SECTION 1207.              Reservation of Shares; Shares to Be Fully Paid;
              Compliance with Government Requirements; Listing of
                                 Common Stock.

                  The Company shall reserve, out of its authorized but unissued Common Stock or its Common Stock held in treasury, sufficient shares of Common Stock to provide for the conversion of all of the Notes that are outstanding from time to time. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Common Stock issuable upon conversion of Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue Common Stock at such adjusted Conversion Price. The Company covenants that all Common Stock which may be issued upon conversion of Notes will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance and delivery thereof. The Company covenants that if any Common Stock issued or delivered upon conversion of Notes hereunder requires registration with or approval of any governmental authority under any applicable federal or state law (excluding federal or state securities laws) before such Common Stock may be lawfully issued, the Company will in good faith and as expeditiously as possible endeavor to



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secure such registration or approval, as the case may be. The Company covenants that it will not take any action which would cause the exemption from the registration requirement of Section 5 of the Securities Act afforded by Section 3(a)(9) of the Securities Act to be unavailable with respect to the issuance and delivery of Common Stock upon the conversion of Notes in accordance with this Indenture.

SECTION 1208.              Responsibility of Trustee.

                  The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any fact exists which may require any adjustment of the Conversion Price or other adjustment, or with respect to the nature, extent or calculation of any such adjustment when made, or with respect to the method employed or herein or in any supplemental indenture provided to be employed, in making any such adjustment, or with respect to the correctness thereof. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity, value, kind or amount of any item at any time issued or delivered upon the conversion of any Note, and neither the Trustee nor any other Conversion Agent makes any representations with respect thereto. Subject to Section 603, neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any item upon the surrender of any Note for conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article Twelve. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 1205, but, subject to the provisions of Section 603, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate with respect thereto.

SECTION 1209.              Notice to Holders Prior to Certain Actions.

                  In the event that: (a) the Company shall declare or authorize any event which could result in an adjustment in the Conversion Price under Section 1204 or require the execution of a supplemental indenture under Section 1205; or (b) the Company shall authorize the granting to the holders of Common Stock generally of rights, options or warrants to subscribe for or purchase any shares of any class or series of Capital Stock of the Company or any Subsidiary or any other rights, options or warrants, the reclassification of Common Stock (other than a subdivision or combination of outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), the combination, consolidation or merger of the Company for which approval of any stockholders of the Company is required, the sale or transfer of all or substantially all of the assets of the Company or the voluntary or involuntary dissolution, liquidation or winding-up of the Company in whole or in part; then, in each such case, the Company shall file or cause to be filed with the Trustee and shall give or cause to be given to each Holder, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating the date on which a record is to be taken for the purpose of determining the holders of outstanding Common Stock entitled to participate in such event, the date on which such event is expected to become



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



effective or occur and the date on which it is expected that holders of outstanding Common Stock of record shall be entitled to surrender their shares, or receive any items, in connection with such event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

                               ARTICLE THIRTEEN

                            SUBORDINATION OF NOTES

SECTION 1301.              Agreement to Subordinate.

                  The Company covenants and agrees, and each Holder of Notes, by such Holder's acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Notes and the payment of the Principal thereof and interest thereon shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness.

                  No provisions of this Article Thirteen shall prevent the occurrence of any Event of Default hereunder.

                  Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors and the Holders, the right, which is absolute and unconditional, of a Holder to convert any Note in accordance with Article Twelve.

SECTION 1302.              No Payment on Notes in Event of Default on Senior
                           Indebtedness.

                  (a) In the event of any default (a "Payment Default") in the payment of Principal of or interest on any Designated Senior Debt beyond any applicable grace period with respect thereto (whether at maturity, on account of mandatory redemption or prepayment, upon acceleration or otherwise), then no payment shall be made by the Company with respect to the Principal of or interest on the Notes (other than in the form of Junior Securities) or to acquire any of the Notes (other than in the form of Junior Securities) unless and until such Payment Default shall have been cured or waived.

                  In the event of receipt by the Trustee of written notice (a "Payment Blockage Notice") that an event of default other than a Payment Default with respect to any Designated Senior Debt shall have occurred and be continuing, the occurrence of which permits the holders of such Designated Senior Debt (or a trustee on behalf of the holders thereof) to declare such Designated Senior Debt due and payable prior to the date on which it would otherwise have become due and payable (a "Nonpayment Default"), then no payment shall be made by the Company with respect to the Principal of or interest on the Notes (other than in the form of Junior Securities) or to acquire any of the Notes (other than in the form of Junior Securities) for a period (a "Payment Blockage Period") commencing upon receipt by the Trustee of a Payment

Blockage Notice and ending on the earliest of (a) the date on which such Nonpayment Default is cured or waived or ceases to exist, (b) the date on which such Designated Senior Date is discharged or repaid in full in cash or
(c) 150 days after the date on which the applicable Payment Blockage Notice is received (or earlier if such Payment Blockage Notice is terminated by written notice to the Trustee and the Company from the holders of such Designated Senior Date or any trustee, agent or other representative acting on behalf of such holders). Subject to the first sentence of this Section 1302(a), payments on the Notes shall be resumed upon the expiration of such Payment Blockage Period. Not more than one Payment Blockage Period may be commenced during any period of 360 consecutive days and no default with respect to Designated Senior Debt that existed or was continuing on the date of commencement of any such Payment Blockage Period shall be, or be made, the basis for a subsequent Payment Blockage Period (whether or not within a period of 360 consecutive days) unless such default shall have been cured or waived for a period of not less than 120 consecutive days.

                  (b) The provisions of this Section 1302 shall not apply to any payment with respect to which Section 1303 would be applicable.

SECTION 1303.              Distribution on Dissolution, Liquidation and
                           Reorganization.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, (b) any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, Property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings or (c) any assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company, or upon other proceedings:

                            (a) all Principal of and interest due on all
                  Senior Indebtedness shall first be paid in full, or due provision made for such payment, in accordance with the terms of such Senior Indebtedness, before any payment is made on account of the Principal of or interest on the indebtedness evidenced by the Notes other than in the form of Junior Securities, or before the Holders of the Notes shall be entitled to retain any assets so paid or distributed in respect thereof other than Junior Securities; and

                            (b) any payment or distribution of assets or
                  securities of the Company of any kind or character, whether in cash, Property or securities (other than Junior Securities), to which the Holders of the Notes or the Trustee for their benefit would be entitled except for the provisions of this Section 1303, shall be paid or delivered by the Company or any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness



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




                  remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of the Notes.

                  The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company within the meaning of this Section 1303.
                  The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Section 1303 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1304.              Payment to Holders of Senior Indebtedness.

                  Subject to the provisions of Section 1306, in the event that, notwithstanding the provisions of Section 1302 or Section 1303, any payment or distribution of assets or securities (other than Junior Securities, as applicable) of the Company of any kind or character, whether in cash, Property or securities, shall be received by the Trustee or the Holders of the Notes from the Company in violation of such provisions, such payment or distribution shall forthwith be paid over by the Trustee or such Holders directly to holders of Senior Indebtedness or their representatives or the trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  Upon any payment or distribution of assets or securities of the Company referred to in Sections 1302 and 1303, the Trustee and the Holders of the Notes shall be entitled to rely upon any order or decree of a court of competent jurisdiction, or upon any certificate of any liquidating trustee or agent or other Person making any payment or distribution to the Trustee or to the Holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, the amount thereof for payment thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution referred to in Sections 1302 and 1303, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under Sections 1302 and 1303, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1305.              Subrogation.

                  Subject to the payment in full of all Senior Indebtedness, the Holders shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article Thirteen (equally and ratably with the holders of all indebtedness of the Company which is not Senior Indebtedness and which is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, Property and securities applicable to the Senior Indebtedness until the Principal of and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, Property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders be deemed to be a payment or distribution by the Company to or on account of Senior Indebtedness. The provisions of this Article Thirteen are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Notes is intended to or shall: (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article Thirteen of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders the Principal or Repurchase Price, if any, of and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of Senior Indebtedness to receive cash, Property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1306.              Payment on Notes Permitted.

                  Nothing contained in this Article Thirteen or elsewhere in this Indenture, or in any of the Notes, shall prevent the Company from making payment of the Principal of or interest on the Notes, at any time, except under the conditions described in Section 1302 and except during the pendency of any dissolution, winding up, liquidation or reorganization of the Company within the meaning of Section 1303. Nothing contained in this Article Thirteen or elsewhere in this Indenture or in any of the Notes shall prevent the application by the Trustee of any moneys deposited with it hereunder for such purpose to the payment of or on account of the Principal of or interest on the Notes, unless, prior to the Business Day next preceding the date upon which such Principal shall have become payable, or, in the case of any payment of or on account of interest unless, prior to two Business Days before the date upon which such interest shall have become payable, the Trustee shall have received written notice, directed to it at its Corporate Trust Office, from the Company or any holder of Senior Indebtedness or any trustee therefor of the existence of any of the conditions described in Section 1302 or of any dissolution, winding up, liquidation or reorganization of the Company within the meaning of
Section 1303.

SECTION 1307.              Authorization of Holders to Trustee to Effect
                           Subordination.

                  Each Holder of Notes by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1308.              Trustee as Holder of Senior Indebtedness.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive or be construed to deprive the Trustee of its rights as such holder.

SECTION 1309.              Notices to Trustee.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article Thirteen or any other provisions of this Indenture, the Trustee shall not be charged with the knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes unless and until the Trustee shall have received written notice thereof, directed to it at its Corporate Trust Office, from the Company or any holder of Senior Indebtedness or any trustee thereof; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose, the notice with respect to such money provided for in this Section 1309, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                  Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1310.              No Fiduciary Duty by Trustee to Holders of Senior
                           Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, Property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 1311.              Paying Agent Treated as Trustee.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Thirteen in place of the Trustee.

                               ARTICLE FOURTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401.              Company's Option to Effect Defeasance or Covenant
                           Defeasance.

                  The Company may, at its option by Board Resolution at any time on or after _________, 2002 or at any time after a notice of redemption has been delivered to the Holders in accordance with Article Eleven, elect to have either Section 1402 or Section 1403 be applied to all Outstanding Notes upon compliance with the conditions set forth below in this Article Fourteen.




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SECTION 1402.              Defeasance and Discharge.

                  Upon the Company's exercise under Section 1401 of the option applicable to this Section 1402, the Company shall be deemed to have been discharged from its obligations with respect to all the Outstanding Notes on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by Outstanding Notes except for (i) the rights of Holders of Outstanding Notes to receive payments out of amounts deposited in trust with the Trustee (as set forth in Section 1404) in respect of the Principal of and interest on such Notes when such payments are due, (ii) the right of Holders to convert Notes in accordance with Article Twelve, (iii) the Company's obligations with respect to the Notes concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes, and the maintenance of an office or agency for payment and money for security payments held in trust,
(iv) the rights, powers, trusts, duties and immunities of the Trustee, (v) Article Eleven, if such defeasance will occur prior to __________, 2002 and
(vi) this Article Fourteen.

SECTION 1403.              Covenant Defeasance.

                  Upon the Company's exercise under Section 1401 of the option applicable to this Section 1403, the Company shall be released from its obligations under any covenant in Section 801 and in Sections 1005 and 1008 with respect to the Outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent, declaration or Act (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

SECTION 1404.              Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either Section 1402 or Section 1403 (except where indicated as applying to one of such Sections) to the Outstanding Notes:

                            (i) The Company shall irrevocably have deposited
                  or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of



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                  making the following payments, specifically pledged as
                  security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) cash in United States dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of Principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the Principal of and interest on the Outstanding Notes on the Stated Maturity (or Redemption Date, if applicable) of such Principal (or on any date (such date being referred to as the "Defeasance Redemption Date") if when exercising under Section 1401 either its option applicable to Section 1402 or its option applicable to Section 1403, the Company shall have delivered to the Trustee an irrevocable notice to redeem all of the Outstanding Notes on the Defeasance Redemption Date and interest); provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes;

                            (ii) In the case of an election under Section
                  1402, the Company shall have delivered to the Trustee an opinion of independent counsel in the United States of America stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel in the United States of America shall confirm that, the Holders of the Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                            (iii) In the case of an election under Section
                  1403, the Company shall have delivered to the Trustee an opinion of independent counsel in the United States of America to the effect that the Holders of the Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                            (iv) No default or Event of Default with respect
                  to the Notes shall have occurred and be continuing on the date of such deposit or, with respect to



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                  Section 501(6) or Section 501(7), at any time during the
                  period ending on the 91st day after the date of deposit, as evidenced to the Trustee by an Officer's Certificate delivered to the Trustee concurrently with such deposit;

                            (v) Such defeasance or covenant defeasance shall
                  not cause the Trustee to have a conflicting interest with respect to any securities of the Company;

                            (vi) The Company shall have delivered to the
                  Trustee an Opinion of Counsel to the effect that the deposit shall not result in the Company's, the Trustee's or the trust's being deemed to be an "investment company" under the Investment Company Act of 1940, as amended;

                            (vii) The Company shall have delivered to the
                  Trustee an opinion of independent counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                            (viii) The Company shall have delivered to the
                  Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Notes over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company;

                            (ix) 91 days shall have passed after the deposit
                  is made and during such 91-day period no event of Default specified in Section 501(6) or 501(7) shall occur and be continuing at the end of such period;

                            (x) The Company shall have delivered to the
                  Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with;

                            (xi) Such defeasance does not result in a breach
                  or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound, and is not prohibited by Article 11, as evidenced to the Trustee by an Officers' Certificate delivered to the Trustee concurrently with such deposit;

                            (xii) The Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that such deposit, defeasance and discharge does not conflict with the applicable provisions of this Indenture; and




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                            (xiii) The Company shall have notified each Holder
                  not more than 60 nor less than 30 days prior to the date of such defeasance or covenant defeasance of the effective date of such defeasance or covenant defeasance.

SECTION 1405.              Application of Trust Money.

                  The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article Fourteen. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of Principal of and interest on the Notes. Money and securities so held in trust are not subject to Article Thirteen.

SECTION 1406.              Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any money in accordance with this Article Fourteen by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article Fourteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with this Article Fourteen; provided, however that if the Company makes any payment of interest on or Principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.


SECTION 1407. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1407 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.




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                                ARTICLE FIFTEEN

                            COLLATERAL AND SECURITY

SECTION 1501.              Proceeds Pledge and Escrow Agreement.

                  The due and punctual payment of the first four interest payments on the Notes (other than the Excess Interest Amount, if any) when and as the same shall be due and payable, whether on an Interest Payment Date at Maturity, by acceleration, repurchase, redemption otherwise, and interest on the Notes and performance of all other obligations of the Company to the Holders of Notes or the Trustee under this Indenture and the Notes, according to the terms hereunder or thereunder, shall be secured as provided in the Proceeds Pledge and Escrow Agreement which the Company, has entered into simultaneously with the execution of this Indenture and which is attached as Exhibit A hereto. Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Proceeds Pledge and Escrow Agreement (including, without limitation, the provisions providing for foreclosure and release of Escrow Funds) as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Trustee to enter into the Proceeds Pledge and Escrow Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company shall deliver to the Trustee copies of all documents delivered pursuant to the Proceeds Pledge and Escrow Agreement, and shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Proceeds Pledge and Escrow Agreement, to assure and confirm to the Trustee that the security interest in the Funds contemplated hereby, by the Proceeds Pledge and Escrow Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein expressed. The Company shall take, or shall cause its Subsidiaries to take, upon request of the Trustee, any and all actions reasonably required to cause the Proceeds Pledge and Escrow Agreement to create and maintain, as security for the Obligations of the Company hereunder, a valid and enforceable perfected first priority Lien on all the Pledged Collateral, in favor of the Trustee for the benefit of the Holders of Notes, superior to and prior to the rights of all the Persons and subject to no other Liens than Permitted Liens.

SECTION 1502.              Recording and Opinions.

                  (a) The Company shall furnish to the Trustee simultaneously with the execution and delivery of this Indenture an Opinion of Counsel either
(i) stating that in the opinion of such counsel all action has been taken with respect to the recording, registering and filing of this Indenture, financing statements or other instruments necessary to make effective the Lien intended to be created by the Proceeds Pledge and Escrow Agreement, and reciting with respect to the security interests in the Pledged Collateral, the details of such action, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective.




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                  (b) The Company shall furnish to the Trustee on ________ 1 in each year beginning with _________ 1, 1998, an Opinion of Counsel, dated as of such date, either (i) (A) stating that, in the opinion such counsel, action has been taken with respect to the recording, registering, filing, re-recording, re-registering and refiling of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien of the Proceeds Pledge and Escrow Agreement and reciting with respect to the security interests in the Pledged Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, (B) stating that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders of Notes and the Trustee hereunder and under the Proceeds Pledge and Escrow Agreement with respect to the security interests in the Pledged Collateral, or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien and assignment.

                  (c) The Company shall otherwise comply with the provisions of ss.3 14(b) of the Trust Indenture Act.

SECTION 1503.              Release of Pledged Securities or Collateral Funds.

                  (a) Subject to subsections (b), (c) and (d) of this Section 15.03, Pledged Collateral may be released from the Lien and security interest created by the Proceeds Pledge and Escrow Agreement at any time or from time to time in accordance with the provisions of the Proceeds Pledge and Escrow Agreement.

                  (b) No Pledged Collateral shall be released from the Lien and security interest created by the Proceeds Pledge and Escrow Agreement pursuant to the provisions of the Proceeds Pledge and Escrow Agreement unless there shall have been delivered to the Trustee the certificate required by this Section 15.03.

                  (c) At any time when a Default or Event of Default shall have occurred and be continuing and the maturity of the Notes shall have been accelerated (whether by declaration or otherwise) and the Trustee has knowledge of such Default or Event of Default, no release of Pledged Collateral pursuant to the provisions of the Proceeds Pledge and Escrow Agreement shall be effective as against the Holders of Notes.

                  (d) The release of any Pledged Collateral from the terms this Indenture and the Proceeds Pledge and Escrow Agreement shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Pledged Collateral is released pursuant to the terms of the Proceeds Pledge and Escrow Agreement. To the extent applicable, the Company shall cause ss.313(b) of the Trust Indenture Act relating to the release of property or securities from the Lien and security interest of the Proceeds Pledge and Escrow Agreement and relating to the substitution therefor of any property or securities to be subjected



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to the Lien and security interest of the Proceeds Pledge and Escrow Agreement, to be complied with. Any certificate or opinion required by ss. 314(d) of the Trust Indenture Act may be made by an Officer of the Company except in cases where ss. 314(d) of the Trust Indenture Act requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care.

SECTION 1504.              Certificate of the Company.

                  (a) Company shall furnish to the Trustee, prior to each proposed release of Pledged Collateral pursuant to the Proceeds Pledge and Escrow Agreement, (i) all documents required by ss. 314(d) of the Trust Indenture Act and (ii) an Opinion of Counsel, which may be rendered by internal counsel to the Company, to the effect that such accompanying documents constitute all documents required by ss.314(d) of the Trust Indenture Act and (ii) an Opinion of Counsel, which may, to the extent permitted by Sections 6.01 and 6.03 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

SECTION 1506. Authorization of Actions to Be Taken by the Trustee under the Proceeds Pledge and Escrow Agreement.

                  Subject to the provisions of Section 6.01 and 6.03 hereof, the Trustee may, in its sole discretion and without the consent of the Holders of Notes, take, on behalf of the Holders of Notes, all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Proceeds Pledge and Escrow Agreement and (b) collect and receive any and all amounts payable in respect of the Obligations of the Company hereunder. The Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Pledged Collateral by any acts that may be unlawful or in violation of the Proceeds Pledge and Escrow Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders of Notes in the Pledged Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of Notes or of the Trustee).

SECTION 1506. Authorization of Receipt of Funds by the Trustee under the Proceeds Pledge and Escrow Agreement.

                  The Trustee is authorized to receive any funds for the benefit of the Holders of Notes distributed under the Proceeds Pledge and Escrow Agreement, and to make further distributions of such funds to the Holders of Notes according to the provisions of the Proceeds Pledge and Escrow Agreement and this Indenture.




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SECTION 1507.              Termination of Security Interest.

                  Upon the payment in full of all Obligations of the Company under this Indenture and the Notes, or upon Defeasance, the Trustee shall release the Liens pursuant to this Indenture and the Proceeds Pledge and Escrow Agreement.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                             IAT MULTIMEDIA, INC.
{seal}

                        By
                           -------------------------------
                           Name:
                           Title:


ATTEST:

----------------------
Name:
Title:

                             THE BANK OF NEW YORK
{seal}

                        By
                           -------------------------------
                           Name:
                           Title:


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